CERTIFICATE OF NAME CHANGE
AMENDMENT
TO
DECLARATION OF TRUST
OF
NUVEEN PREFERRED INCOME
OPPORTUNITIES FUND


          The undersigned, being a majority of the Trustees of Nuveen Preferred Income
Opportunities Fund (the Trust ), acting pursuant to the authority granted to the Trustees under
Article XIII, Section 4(ii) of the Declaration of Trust made on the 27th day of January 2003 by the Trustees thereunder (as amended from time to time, the Declaration ), do hereby amend the Declaration, effective as of the 29th day of September 2017, as follows:

1.	Section 1 of Article I of the Declaration is
amended to read in its entirety as follows:

Section 1.	Name.  This Trust shall be known as
the  Nuveen Preferred & Income Opportunities
Fund, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

	All references to the name of the Trust in the Declaration are hereby amended accordingly.

	2.	Except as amended hereby, the
Declaration remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned,
being a majority of the Trustees of the Trust, have executed this instrument as of this 1st day of September, 2017.

__/s/ Margo L. Cook
Margo L. Cook,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ Jack B. Evans
Jack B. Evans,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ William C. Hunter
William C. Hunter,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

 __/s/ David J. Kundert
David J. Kundert,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

___/s/ Albin F. Moschner
Albin F. Moschner
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ John K. Nelson
John K. Nelson,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606





__/s/ William J. Schneider
William J. Schneider,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ Judith M. Stockdale
Judith M. Stockdale,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ Carole E. Stone
Carole E. Stone,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ Terence J. Toth
Terence J. Toth,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

_/s/ Margaret L. Wolff
Margaret L. Wolff,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

__/s/ Robert L. Young __
Robert L. Young,
  as Trustee
333 West Wacker Drive
Chicago, Illinois 60606

3